UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	3

Fund Overview	5

Expense Example	7

Schedule of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Federal Income Tax Information	24

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	27

Director Approval of Advisory Agreements	28

Privacy Notice and Householding	30

Directors and Officers	31

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth C. Feinberg
President & Portfolio Manager	Portfolio Manager

September 3, 2013

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a total return on net asset value of 27.84% for the year ended July 31, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 25.00%. The sectors1 within the Index that turned in the strongest performance over the year were Financials, Consumer Discretionary, and Health Care. The sectors within the Index that turned in the weakest (but still positive) performance over the year were Telecommunication Services, Utilities, and Information Technology.

The Fund’s Absolute Performance

Financial companies were the most important contributor2 to the Fund’s absolute performance over the year. Bank of New York Mellon3, Wells Fargo, American Express, Berkshire Hathaway, and Progressive were among the most important contributors to performance. Hang Lung Group and Brookfield Property Partners were among the most important detractors from performance.

Consumer Discretionary companies were the second most important contributor to the Fund’s absolute performance. Netflix and Bed Bath & Beyond were among the most important contributors to performance. Li & Fung was among the most important detractors from performance. The Fund no longer owns Li & Fung.

Consumer Staple companies were the third most important contributor to the Fund’s absolute performance. CVS Caremark and Costco Wholesale were among the most important contributors to performance. Walgreen was among the most important detractors from performance. The Fund no longer owns Walgreen.

Information Technology companies were also an important contributor to the Fund’s absolute performance. Google was among the most important contributors to performance. Intel was among the most important detractors from performance.

Other important detractors from the Fund’s absolute performance included Potash Corp. of Saskatchewan, Devon Energy, America Movil, and Occidental Petroleum. The Fund no longer owns Devon Energy.

The Fund had approximately 14% of its net assets invested in foreign companies at July 31, 2013. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund’s Relative Performance

Information Technology companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Information Technology companies out-performed the corresponding sector within the Index. The Fund also benefited from having a lower average weighting than the Index in this weaker performing sector.

Consumer Staple companies were the second most important contributor to the Fund’s relative performance. The Fund’s Consumer Staple companies out-performed the corresponding sector within the Index, but the Fund’s relative performance was reduced by having a higher average weighting.

Health Care companies were the most important detractor from the Fund’s relative performance. The Fund’s Health Care companies under-performed the corresponding sector within the Index. The Fund’s relative performance was also reduced by having a lower average weighting in this stronger performing sector.

Industrial companies were another important detractor from the Fund’s relative performance. The Fund’s Industrial companies under-performed the corresponding sector within the Index and the Fund’s relative performance was also reduced by having a lower average weighting.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1     The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2     A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3     This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2003

Average Annual Total Return for periods ended July 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	27.84%	6.23%	7.37%	11.84%	02/17/69	0.88%	0.88%
Class A - with sales charge	21.76%	5.21%	6.85%	11.72%	02/17/69	0.88%	0.88%
Class B†, **	22.64%	4.95%	6.75%	9.81%	12/01/94	1.81%	1.81%
Class C**	25.85%	5.40%	6.54%	9.19%	12/20/94	1.67%	1.67%
Class R	27.45%	5.88%	NA	6.98%	08/20/03	1.18%	1.18%
Class Y	28.14%	6.51%	7.67%	8.40%	10/02/96	0.64%	0.64%
S&P 500® Index***	25.00%	8.26%	7.64%	9.85%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis New York Venture Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 02/17/69.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/13 Net Assets)		(% of 07/31/13 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	84.48%	Diversified Financials	19.68%	7.26%
Common Stock (Foreign)	13.84%	Insurance	13.17%	4.38%
Corporate Bonds (Foreign)	0.03%	Information Technology	11.17%	17.67%
Short-Term Investments	2.26%	Food & Staples Retailing	8.80%	2.43%
Other Assets & Liabilities	(0.61)%	Health Care	7.16%	12.98%
	100.00%	Retailing	6.90%	4.45%
		Banks	6.17%	3.03%
		Energy	5.99%	10.55%
		Materials	5.55%	3.32%
		Food, Beverage & Tobacco	4.05%	5.65%
		Capital Goods	3.42%	7.87%
		Media	2.92%	3.69%
		Transportation	2.43%	1.72%
		Other	1.04%	11.78%
		Real Estate	0.99%	2.06%
		Consumer Durables & Apparel	0.56%	1.16%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/13 Net Assets)

Bank of New York Mellon Corp.	Capital Markets	7.14%
American Express Co.	Consumer Finance	6.14%
Wells Fargo & Co.	Commercial Banks	6.07%
Google Inc., Class A	Software & Services	5.86%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	5.56%
CVS Caremark Corp.	Food & Staples Retailing	5.47%
Bed Bath & Beyond Inc.	Retailing	4.10%
Costco Wholesale Corp.	Food & Staples Retailing	3.02%
Canadian Natural Resources Ltd.	Energy	2.65%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.59%

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2013

New Positions Added (08/01/12-07/31/13)
(Highlighted positions are those greater than 1.50% of the Fund’s 07/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/13 Net Assets
International Business Machines Corp.	Software & Services	11/07/12	0.37%
Laboratory Corp. of America Holdings	Health Care Equipment & Services	10/25/12	1.66%
Liberty Global PLC, Series C	Media	06/03/13	1.26%
OCI N.V.	Capital Goods	07/25/13	1.26%
Schneider Electric S.A.	Capital Goods	01/07/13	0.15%
Textron Inc.	Capital Goods	07/05/13	0.15%
UnitedHealth Group Inc.	Health Care Equipment & Services	01/29/13	2.59%

Positions Closed (08/01/12-07/31/13)
(Gains and losses greater than $50,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
BHP Billiton PLC	Materials	05/15/13	$43,702,526
China Coal Energy Co., Ltd. - H	Energy	10/11/12	18,861,863
China Shipping Development Co., Ltd. - H	Transportation	10/16/12	(88,242,351)
CME Group Inc.	Diversified Financial Services	07/16/13	25,191,329
Devon Energy Corp.	Energy	07/02/13	126,972,774
Expedia, Inc.	Retailing	11/20/12	60,964,458
Groupon, Inc.	Retailing	06/20/13	(29,711,427)
Li & Fung Ltd.	Retailing	08/10/12	4,070,217
Natura Cosmeticos S.A.	Household & Personal Products	02/25/13	22,098,338
OGX Petroleo e Gas Participacoes S.A.	Energy	12/28/12	(18,543,266)
Rio Tinto PLC	Materials	05/22/13	14,885,295
Sealed Air Corp.	Materials	11/13/12	(11,200,763)
Sino-Forest Corp., Conv. Sr. Notes,
5.00%, 08/01/13	Materials	01/30/13	(52,027,783)
Tiffany & Co.	Retailing	07/12/13	21,216,356
Unilever NV, NY Shares	Food, Beverage & Tobacco	09/13/12	6,040,382
Walgreen Co.	Food & Staples Retailing	11/20/12	1,538,062

DAVIS NEW YORK VENTURE FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(02/01/13)	(07/31/13)	(02/01/13-07/31/13)
Class A (annualized expense ratio 0.87%**)
Actual	$1,000.00	$1,144.07	$4.63
Hypothetical	$1,000.00	$1,020.48	$4.36
Class B (annualized expense ratio 1.80%**)
Actual	$1,000.00	$1,138.66	$9.54
Hypothetical	$1,000.00	$1,015.87	$9.00
Class C (annualized expense ratio 1.66%**)
Actual	$1,000.00	$1,139.35	$8.81
Hypothetical	$1,000.00	$1,016.56	$8.30
Class R (annualized expense ratio 1.16%**)
Actual	$1,000.00	$1,142.15	$6.16
Hypothetical	$1,000.00	$1,019.04	$5.81
Class Y (annualized expense ratio 0.64%**)
Actual	$1,000.00	$1,145.19	$3.40
Hypothetical	$1,000.00	$1,021.62	$3.21

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (98.32%)
CONSUMER DISCRETIONARY – (10.53%)
Automobiles & Components – (0.32%)
Harley-Davidson, Inc.	1,161,356	$65,930,180
Consumer Durables & Apparel – (0.55%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	637,500	62,410,179
Hunter Douglas N.V. (Netherlands)	1,183,216	48,796,826
		111,207,005
Media – (2.87%)
Grupo Televisa S.A.B., ADR (Mexico)	1,364,141	36,968,221
Liberty Global PLC, Series C *	3,293,610	254,200,820
Walt Disney Co.	4,466,200	288,739,830
		579,908,871
Retailing – (6.79%)
Bed Bath & Beyond Inc. *	10,843,453	829,361,503
CarMax, Inc. *	5,894,992	289,090,407
Liberty Interactive Corp., Series A *	6,165,360	150,773,879
Liberty Ventures, Series A *	414,646	37,235,211
Netflix Inc. *	273,500	66,810,580
		1,373,271,580
	Total Consumer Discretionary	2,130,317,636
CONSUMER STAPLES – (12.65%)
Food & Staples Retailing – (8.66%)
Costco Wholesale Corp.	5,202,641	610,425,868
CVS Caremark Corp.	17,995,895	1,106,567,584
Sysco Corp.	1,005,560	34,701,876
		1,751,695,328
Food, Beverage & Tobacco – (3.99%)
Coca-Cola Co.	6,657,890	266,848,231
Diageo PLC (United Kingdom)	5,991,896	187,225,671
Heineken Holding N.V. (Netherlands)	2,587,308	162,325,884
Nestle S.A. (Switzerland)	601,825	40,774,140
Philip Morris International Inc.	1,677,367	149,587,589
		806,761,515
	Total Consumer Staples	2,558,456,843
ENERGY – (5.89%)
Canadian Natural Resources Ltd. (Canada)	17,265,880	535,587,598
EOG Resources, Inc.	1,104,366	160,674,209
Occidental Petroleum Corp.	3,135,905	279,252,340
Schlumberger Ltd.	1,781,960	144,926,807
Transocean Ltd. (Switzerland)	1,516,071	71,497,908
	Total Energy	1,191,938,862
FINANCIALS – (39.35%)
Banks – (6.07%)
Commercial Banks – (6.07%)
Wells Fargo & Co.	28,240,834	1,228,476,279
Diversified Financials – (19.35%)
Capital Markets – (11.32%)
Ameriprise Financial, Inc.	1,148,532	102,219,348

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Capital Markets – (Continued)
Bank of New York Mellon Corp.	45,955,425	$1,445,298,116
Brookfield Asset Management Inc., Class A (Canada)(a)	4,053,420	149,854,937
Charles Schwab Corp.	10,828,000	239,190,520
Goldman Sachs Group, Inc.	260,155	42,673,225
Julius Baer Group Ltd. (Switzerland)	6,858,441	311,555,308
		2,290,791,454
Consumer Finance – (6.14%)
American Express Co.	16,835,374	1,241,945,540
Diversified Financial Services – (1.89%)
JPMorgan Chase & Co.	3,543,293	197,467,719
Visa Inc., Class A	1,041,750	184,400,168
		381,867,887
		3,914,604,881
Insurance – (12.95%)
Multi-line Insurance – (2.43%)
Fairfax Financial Holdings Ltd. (Canada)	234,094	93,117,911
Fairfax Financial Holdings Ltd., 144A (Canada)(b)	113,877	45,235,923
Loews Corp.	7,751,611	353,085,881
		491,439,715
Property & Casualty Insurance – (8.70%)
ACE Ltd.	1,907,900	174,343,902
Berkshire Hathaway Inc., Class A *	6,472	1,125,480,800
Markel Corp. *	86,114	45,640,420
Progressive Corp.	15,914,966	413,948,266
		1,759,413,388
Reinsurance – (1.82%)
Alleghany Corp. *	711,046	287,177,258
Everest Re Group, Ltd.	615,500	82,187,715
		369,364,973
		2,620,218,076
Real Estate – (0.98%)
Brookfield Property Partners L.P.	232,665	4,841,758
Hang Lung Group Ltd. (Hong Kong)	37,245,100	192,093,971
		196,935,729
	Total Financials	7,960,234,965
HEALTH CARE – (7.04%)
Health Care Equipment & Services – (6.66%)
Express Scripts Holding Co. *	7,449,508	488,538,735
Laboratory Corp. of America Holdings *	3,469,140	335,604,603
UnitedHealth Group Inc.	7,191,100	523,871,635
		1,348,014,973
Pharmaceuticals, Biotechnology & Life Sciences – (0.38%)
Agilent Technologies, Inc.	1,716,090	76,760,706
	Total Health Care	1,424,775,679

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (6.27%)
Capital Goods – (3.36%)
Emerson Electric Co.	1,455,400	$89,317,898
OCI N.V. (Netherlands)*	6,827,624	255,489,690
PACCAR Inc.	4,870,000	274,010,550
Schneider Electric S.A. (France)	379,200	30,172,270
Textron Inc.	1,122,210	30,726,110
		679,716,518
Commercial & Professional Services – (0.52%)
Iron Mountain Inc.	3,791,890	105,414,542
Transportation – (2.39%)
China Merchants Holdings International Co., Ltd. (China)	76,074,596	237,867,986
Kuehne & Nagel International AG (Switzerland)	2,030,309	245,712,473
		483,580,459
	Total Industrials	1,268,711,519
INFORMATION TECHNOLOGY – (10.99%)
Semiconductors & Semiconductor Equipment – (1.45%)
Intel Corp.	2,679,000	62,434,095
Texas Instruments Inc.	5,885,405	230,825,584
		293,259,679
Software & Services – (9.19%)
Activision Blizzard, Inc.	11,299,133	203,214,907
Google Inc., Class A *	1,334,945	1,185,324,364
International Business Machines Corp.	386,500	75,382,960
Microsoft Corp.	5,541,261	176,406,044
Oracle Corp.	6,765,000	218,881,575
		1,859,209,850
Technology Hardware & Equipment – (0.35%)
Hewlett-Packard Co.	2,726,179	70,008,277
	Total Information Technology	2,222,477,806
MATERIALS – (5.42%)
Air Products and Chemicals, Inc.	3,325,220	361,251,901
Ecolab Inc.	2,747,000	253,108,580
Emerald Plantation Holdings Ltd. (China)*	9,305,212	2,326,303
Martin Marietta Materials, Inc.	531,657	52,953,037
Monsanto Co.	1,984,406	196,019,625
Potash Corp. of Saskatchewan Inc. (Canada)	1,924,738	55,817,402
Praxair, Inc.	1,465,820	176,147,589
	Total Materials	1,097,624,437
TELECOMMUNICATION SERVICES – (0.18%)
America Movil S.A.B. de C.V., Series L, ADR (Mexico)	1,706,314	35,798,468
	Total Telecommunication Services	35,798,468
TOTAL COMMON STOCK – (Identified cost $10,948,707,472)		19,890,336,215

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2013

	Principal	Value (Note 1)
CORPORATE BONDS – (0.03%)
MATERIALS – (0.03%)
Emerald Plantation Holdings Ltd., Sr. Notes, 6.00%/8.00%, 01/30/20 (China)(c)	$10,397,247	$5,844,526
TOTAL CORPORATE BONDS – (Identified cost $6,876,803)		5,844,526
SHORT-TERM INVESTMENTS – (1.79%)
COMMERCIAL PAPER – (0.86%)
Barclays U.S. Funding LLC, 0.05%, 08/01/13	95,000,000	95,000,000
Prudential Financial, Inc., 0.20%, 08/07/13	25,500,000	25,499,150
Prudential Funding LLC, 0.06%, 08/01/13	25,000,000	25,000,000
Toyota Motor Credit Corp., 0.06%, 08/01/13	30,000,000	30,000,000
	Total Commercial Paper	175,499,150
REPURCHASE AGREEMENTS – (0.93%)
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.08%, 08/01/13, dated 07/31/13, repurchase value of $17,279,038 (collateralized by: U.S. Government agency obligation in a pooled cash account, 0.625%, 09/30/17, total market value $17,624,580)	17,279,000	17,279,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 08/01/13, dated 07/31/13, repurchase value of $170,262,378 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.50%, 08/02/13-08/31/16, total market value $173,667,240)	170,262,000	170,262,000
	Total Repurchase Agreements	187,541,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $363,040,150)		363,040,150
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.47%)
Citigroup Global Markets, Inc. Joint Repurchase Agreement, 0.07%, 08/01/13, dated 07/31/13, repurchase value of $7,000,014 (collateralized by: U.S. Government agency obligation in a pooled cash account, 0.75%, 03/31/18, total market value $7,140,000)	7,000,000	7,000,000
Merrill Lynch & Co., Inc. Joint Repurchase Agreement, 0.06%, 08/01/13, dated 07/31/13, repurchase value of $88,000,147 (collateralized by: U.S. Government agency obligations in a pooled cash account, 0.875%-1.875%, 11/30/16-06/30/20, total market value $89,760,000)	88,000,000	88,000,000
TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (Identified cost $95,000,000)		95,000,000
Total Investments – (100.61%) – (Identified cost $11,413,624,425) – (d)		20,354,220,891
Liabilities Less Other Assets – (0.61%)		(123,528,439)
	Net Assets – (100.00%)	$20,230,692,452

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Security is partially on loan – See Note 7 of the Notes to Financial Statements.

(b)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $45,235,923 or 0.22% of the Fund's net assets as of July 31, 2013.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2013

(c)
Represents a PIK Toggle Note: PIK (Pay-In-Kind) toggle notes pay interest in cash at one rate or, at the company's option, pay interest in additional PIK toggle notes. The interest paid in additional notes is set at a higher rate than the cash interest rate.

(d)	Aggregate cost for federal income tax purposes is $11,413,646,738. At July 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

Unrealized appreciation	$9,013,366,751
Unrealized depreciation	(72,792,598)
Net unrealized appreciation	$8,940,574,153

Affiliated Company – Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2013. The Fund did not hold any affiliated companies as of July 31, 2013. Transactions during the period in which the issuers were affiliates are as follows:

Security(1)	Shares July 31, 2012	Gross Additions(2)	Gross Reductions	Shares July 31, 2013	Dividend Income
Alleghany Corp.	887,452	–	176,406	711,046	$–
Bed Bath & Beyond Inc.	12,420,143	–	1,576,690	10,843,453	–
Iron Mountain Inc.	8,604,589	647,601	5,460,300	3,791,890	–
					$–

(1) Not an affiliate as of July 31, 2013.

(2) Gross additions due to corporate action.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2013

ASSETS:
Investments in* (see accompanying Schedule of Investments):
Securities at value	$20,259,220,891
Collateral for securities loaned (Note 7)	95,000,000
Cash	2,730
Cash - foreign currencies**	5,233,884
Cash - uninvested collateral for securities loaned (Note 7)	43,508,129
Receivables:
Capital stock sold	23,369,088
Dividends and interest	40,294,954
Investment securities sold	42,668,332
Prepaid expenses	85,102
Total assets	20,509,383,110

LIABILITIES:
Return of collateral for securities loaned (Note 7)	138,508,129
Payables:
Capital stock redeemed	100,066,036
Investment securities purchased	19,131,227
Accrued distribution and service plan fees	5,550,288
Accrued investment advisory fee	9,416,180
Other accrued expenses	6,018,798
Total liabilities	278,690,658

NET ASSETS	$20,230,692,452

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$25,925,795
Additional paid-in capital	10,827,904,596
Undistributed net investment income	15,234,023
Accumulated net realized gains from investments	420,318,307
Net unrealized appreciation on investments and foreign currency transactions	8,941,309,731
Net Assets	$20,230,692,452

*Including:
Cost of Investments	$11,318,624,425
Cost of collateral for securities loaned	95,000,000
Market value of securities on loan	132,144,755

**Cost of cash - foreign currencies	5,233,189

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2013

CLASS A SHARES:
Net assets	$11,296,571,052
Shares outstanding	288,348,363
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$39.18
Maximum offering price per share (100/95.25 of $39.18)†	$41.13

CLASS B SHARES:
Net assets	$205,123,206
Shares outstanding	5,512,701
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$37.21

CLASS C SHARES:
Net assets	$3,188,460,351
Shares outstanding	84,785,638
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$37.61

CLASS R SHARES:
Net assets	$334,797,110
Shares outstanding	8,523,686
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.28

CLASS Y SHARES:
Net assets	$5,205,740,733
Shares outstanding	131,345,513
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$39.63

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2013

INVESTMENT INCOME:
Income:
Dividends*		$406,854,989
Interest		1,146,193
Net securities lending fees		783,814
Total income		408,784,996

Expenses:
Investment advisory fees (Note 3)	$101,955,292
Custodian fees	2,619,977
Transfer agent fees:
Class A	13,006,248
Class B	706,302
Class C	4,062,736
Class R	529,478
Class Y	5,565,505
Audit fees	96,600
Legal fees	65,500
Accounting fees (Note 3)	459,163
Reports to shareholders	1,605,000
Directors’ fees and expenses	532,121
Registration and filing fees	185,001
Miscellaneous	480,262
Payments under distribution plan (Note 3):
Class A	25,837,729
Class B	2,473,397
Class C	30,109,482
Class R	1,761,459
Total expenses		192,051,252
Expenses paid indirectly (Note 4)		(142)
Net expenses		192,051,110
Net investment income		216,733,886

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions:
Unaffiliated companies		2,170,561,520
Affiliated companies		43,540,520
Foreign currency transactions		419,306
Net realized gain		2,214,521,346
Net increase in unrealized appreciation		2,503,814,789
Net realized and unrealized gain on investments and foreign currency transactions		4,718,336,135
Net increase in net assets resulting from operations		$4,935,070,021

*Net of foreign taxes withheld as follows		$6,065,610

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2013	2012

OPERATIONS:
Net investment income	$216,733,886	$206,075,386
Net realized gain from investments and foreign currency transactions	2,214,521,346	3,767,237,783
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	2,503,814,789	(3,925,593,586)
Net increase in net assets resulting from operations	4,935,070,021	47,719,583

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(181,184,178)	(85,123,855)
Class B	(1,013,994)	–
Class C	(15,680,023)	–
Class R	(3,892,873)	(1,436,190)
Class Y	(103,846,503)	(57,251,812)
Realized gains from investment transactions:
Class A	(1,214,833,820)	–
Class B	(25,871,029)	–
Class C	(344,749,456)	–
Class R	(36,050,857)	–
Class Y	(558,493,194)	–

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5):
Class A	(2,090,351,330)	(5,259,503,672)
Class B	(115,564,388)	(189,079,003)
Class C	(152,021,494)	(737,007,183)
Class R	(171,464,724)	(263,004,622)
Class Y	(1,133,953,313)	(1,752,858,471)
Total decrease in net assets	(1,213,901,155)	(8,297,545,225)

NET ASSETS:
Beginning of year	21,444,593,607	29,742,138,832
End of year*	$20,230,692,452	$21,444,593,607

*Including undistributed net investment income of	$15,234,023	$103,698,402

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$2,130,317,636	$–	$–	$2,130,317,636
Consumer staples	2,558,456,843	–	–	2,558,456,843
Energy	1,191,938,862	–	–	1,191,938,862
Financials	7,960,234,965	–	–	7,960,234,965
Health care	1,424,775,679	–	–	1,424,775,679
Industrials	1,268,711,519	–	–	1,268,711,519
Information technology	2,222,477,806	–	–	2,222,477,806
Materials	1,095,298,134	2,326,303	–	1,097,624,437
Telecommunication services	35,798,468	–	–	35,798,468
Corporate debt securities	–	5,844,526	–	5,844,526
Short-term securities	–	363,040,150	–	363,040,150
Investment of cash collateral for securities loaned	–	95,000,000	–	95,000,000
Total Investments	$19,888,009,912	$466,210,979	$–	$20,354,220,891

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2013.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment company shares, equalization accounting for tax purposes, and commission repayments. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2013, amounts have been reclassified to reflect an increase in undistributed net investment income of $419,306, a decrease in accumulated net realized gains from investments and foreign currency transactions of $291,938,807, and an increase to additional paid-in capital of $291,519,501. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2013 and 2012 was as follows:

	2013	2012
Ordinary income	$384,363,163	$143,811,857
Long-term capital gain	2,101,252,764	–
Total	$2,485,615,927	$143,811,857

As of July 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$43,666,762
Undistributed long-term capital gain	392,248,569
Net unrealized appreciation on investments	8,941,287,419
Total	$9,377,202,750

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2013 were $1,481,843,609 and $6,799,252,400, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2013 approximated 0.50% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2013 amounted to $1,065,718. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2013 amounted to $459,163.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES – (CONTINUED)

Distribution Plan Fees - The Fund has adopted separate Distribution Plans (“12b-1 Plans”) for Class A, Class B, Class C, and Class R shares. Under the 12b-1 Plans, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period.  The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. The Fund pays the Distributor 12b-1 fees on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the 12b-1 fees on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA (1.00%). The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution fees and 0.25% may be used to pay service fees.

	Year ended July 31, 2013
	Class A	Class B	Class C	Class R
Distribution fees	$–	$1,862,421	$22,582,112	$880,730
Service fees	25,837,729	610,976	7,527,370	880,729

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class B and Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Fund, of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class B and Class C shares of the Fund are re-allowed to qualified selling dealers.

Year ended July 31, 2013
Class A Commissions		Commission advances by the Distributor on the sale of		CDSCs received by the Distributor from
Retained	Re-allowed to
by Distributor	investment dealers	Class B	Class C	Class B	Class C
$461,927	$2,507,539	$316,671	$1,085,496	$377,842	$66,423

NOTE 4 - EXPENSES PAID INDIRECTLY

Until January 1, 2013, under an agreement with State Street Bank, custodian fees were reduced for earnings on cash balances maintained at the custodian by the Fund. Effective January 1, 2013, State Street Bank suspended the payments of balance credits, thus eliminating the reduction from custodian fees. Such reductions amounted to $142 during the year ended July 31, 2013.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 5 - CAPITAL STOCK

At July 31, 2013, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	21,227,291	$793,700,971	33,770,895	$1,124,179,039
Shares issued in reinvestment of distributions	35,151,227	1,284,761,220	2,392,315	77,081,180
	56,378,518	2,078,462,191	36,163,210	1,201,260,219
Shares redeemed	(112,471,534)	(4,168,813,521)	(194,208,551)	(6,460,763,891)
Net decrease	(56,093,016)	$(2,090,351,330)	(158,045,341)	$(5,259,503,672)

Class B	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	364,655	$12,992,373	570,491	$18,211,498
Shares issued in reinvestment of distributions	732,404	25,458,633	–	–
	1,097,059	38,451,006	570,491	18,211,498
Shares redeemed	(4,329,796)	(154,015,394)	(6,493,749)	(207,290,501)
Net decrease	(3,232,737)	$(115,564,388)	(5,923,258)	$(189,079,003)

Class C	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	3,804,949	$138,009,795	3,925,278	$126,728,381
Shares issued in reinvestment of distributions	9,673,840	340,749,017	–	–
	13,478,789	478,758,812	3,925,278	126,728,381
Shares redeemed	(17,695,703)	(630,780,306)	(27,030,160)	(863,735,564)
Net decrease	(4,216,914)	$(152,021,494)	(23,104,882)	$(737,007,183)

Class R	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	1,416,442	$53,093,444	2,732,677	$90,928,595
Shares issued in reinvestment of distributions	1,089,436	39,897,159	44,448	1,435,667
	2,505,878	92,990,603	2,777,125	92,364,262
Shares redeemed	(7,221,729)	(264,455,327)	(10,860,640)	(355,368,884)
Net decrease	(4,715,851)	$(171,464,724)	(8,083,515)	$(263,004,622)

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class Y	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	25,858,596	$977,568,012	44,571,705	$1,480,201,190
Shares issued in reinvestment of distributions	17,027,140	628,009,978	1,665,349	54,190,447
	42,885,736	1,605,577,990	46,237,054	1,534,391,637
Shares redeemed	(72,785,116)	(2,739,531,303)	(97,125,862)	(3,287,250,108)
Net decrease	(29,899,380)	$(1,133,953,313)	(50,888,808)	$(1,752,858,471)

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2013.

NOTE 7 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2013, the Fund had on loan securities valued at $132,144,755; cash of $138,508,129 was received as collateral for the loans. The majority of cash was invested in repurchase agreements secured by U.S. Government securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - LITIGATION MATTERS

On or about February 3, 2013 Davis Advisors became aware of a claim filed in the United States District Court for Southern District of New York. Plaintiff is a shareholder of Iron Mountain, Inc. seeking to reclaim “short-swing profits” under Rule 16(b) against Davis Advisors, Davis New York Venture Fund, and Christopher Davis (“Davis Parties”). Plaintiff asserts that Davis Parties colluded with other investors to influence Iron Mountain management and purchased and sold shares of Iron Mountain at a profit within the prohibited 6 month time period. The Davis Parties believe the action is without merit and are vigorously defending themselves. In April 2013 the Plaintiffs conditionally agreed to drop Davis New York Venture Fund from the suit. As of May 28, 2013, the Plaintiffs voluntarily dismissed the case without prejudice. There is a possibility the Plaintiffs will re-file with new parties. Although no determination can be made at this time, it is not anticipated that this lawsuit will have a material adverse effect on any of the Davis Parties.

DAVIS NEW YORK VENTURE FUND	Federal Income Tax Information (Unaudited)

In early 2014, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2013. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2013 with their 2013 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2013, the Fund designated long-term capital gain distributions in the amount of $2,306,771,176. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $2,101,252,764.

During the fiscal year 2013, $384,363,163 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $384,363,163 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2013, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $384,363,163 or 100% as qualified dividend income.

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)a	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2013	$34.89	$0.43	$8.76	$9.19
Year ended July 31, 2012	$34.57	$0.30	$0.22	$0.52
Year ended July 31, 2011	$30.22	$0.32	$4.41	$4.73
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Year ended July 31, 2009	$34.31	$0.29	$(7.27)	$(6.98)
Davis New York Venture Fund Class B:
Year ended July 31, 2013	$33.22	$0.08	$8.34	$8.42
Year ended July 31, 2012	$33.01	$(0.01)	$0.22	$0.21
Year ended July 31, 2011	$28.88	$0.01	$4.23	$4.24
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Year ended July 31, 2009	$32.74	$0.06	$(6.90)	$(6.84)
Davis New York Venture Fund Class C:
Year ended July 31, 2013	$33.53	$0.12	$8.44	$8.56
Year ended July 31, 2012	$33.28	$0.03	$0.22	$0.25
Year ended July 31, 2011	$29.12	$0.05	$4.25	$4.30
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Year ended July 31, 2009	$32.96	$0.09	$(6.94)	$(6.85)
Davis New York Venture Fund Class R:
Year ended July 31, 2013	$34.91	$0.30	$8.80	$9.10
Year ended July 31, 2012	$34.57	$0.20	$0.22	$0.42
Year ended July 31, 2011	$30.23	$0.20	$4.42	$4.62
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Year ended July 31, 2009	$34.28	$0.18	$(7.24)	$(7.06)
Davis New York Venture Fund Class Y:
Year ended July 31, 2013	$35.29	$0.52	$8.87	$9.39
Year ended July 31, 2012	$34.98	$0.39	$0.21	$0.60
Year ended July 31, 2011	$30.56	$0.41	$4.47	$4.88
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56
Year ended July 31, 2009	$34.75	$0.36	$(7.39)	$(7.03)

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returnb	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratioc	Net Investment Income (Loss) Ratio	Portfolio Turnoverd

$(0.61)	$(4.29)	$–	$(4.90)	$39.18	27.84%	$11,297	0.88%	0.88%	1.14%	7%
$(0.20)	$–	$–	$(0.20)	$34.89	1.54%	$12,016	0.90%	0.90%	0.89%	11%
$(0.38)	$–	$–	$(0.38)	$34.57	15.70%	$17,369	0.89%	0.89%	0.93%	8%
$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%
$(0.34)	$–	$–	$(0.34)	$26.99	(20.08)%	$18,628	0.92%	0.92%	1.14%	15%

$(0.14)	$(4.29)	$–	$(4.43)	$37.21	26.64%	$205	1.81%	1.81%	0.21%	7%
$–	$–	$–	$–	$33.22	0.64%	$290	1.82%	1.82%	(0.03)%	11%
$(0.11)	$–	$–	$(0.11)	$33.01	14.68%	$484	1.79%	1.79%	0.03%	8%
$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%
$(0.06)	$–	$–	$(0.06)	$25.84	(20.84)%	$823	1.81%	1.81%	0.25%	15%

$(0.19)	$(4.29)	$–	$(4.48)	$37.61	26.85%	$3,188	1.67%	1.67%	0.35%	7%
$–	$–	$–	$–	$33.53	0.75%	$2,985	1.68%	1.68%	0.11%	11%
$(0.14)	$–	$–	$(0.14)	$33.28	14.78%	$3,731	1.67%	1.67%	0.15%	8%
$–e	$–	$–	$–e	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%
$(0.08)	$–	$–	$(0.08)	$26.03	(20.74)%	$4,186	1.71%	1.71%	0.35%	15%

$(0.44)	$(4.29)	$–	$(4.73)	$39.28	27.45%	$335	1.18%	1.18%	0.84%	7%
$(0.08)	$–	$–	$(0.08)	$34.91	1.24%	$462	1.20%	1.20%	0.59%	11%
$(0.28)	$–	$–	$(0.28)	$34.57	15.33%	$737	1.22%	1.22%	0.60%	8%
$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%
$(0.22)	$–	$–	$(0.22)	$27.00	(20.42)%	$767	1.32%	1.32%	0.74%	15%

$(0.76)	$(4.29)	$–	$(5.05)	$39.63	28.14%	$5,206	0.64%	0.64%	1.38%	7%
$(0.29)	$–	$–	$(0.29)	$35.29	1.79%	$5,691	0.64%	0.64%	1.15%	11%
$(0.46)	$–	$–	$(0.46)	$34.98	16.05%	$7,420	0.62%	0.62%	1.20%	8%
$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%
$(0.43)	$–	$–	$(0.43)	$27.29	(19.88)%	$5,783	0.63%	0.63%	1.43%	15%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 20, 2013

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2013 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over the longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that Davis New York Venture Fund’s Class A shares under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, five-, and ten-year time periods ended February 28, 2013. The Lipper Report (prepared by an independent service provider) indicated that the Fund had under-performed the Lipper Performance Universe and Lipper Category Index over the one-, two-, three-, four-, and five-year time periods and out-performed over the ten-year time period, all ended December 31, 2012. The Fund out-performed the Standard & Poor’s 500® Index in 29 of the 39 rolling five-year time frames and its peer group in 32 of the 39 rolling five-year time frames ended December 31 for each year from 1974 through 2012. The Fund out-performed the Standard & Poor’s 500® Index in 33 of the 34 rolling ten-year time frames and its peer group in all of the 34 rolling ten-year time frames ended December 31 for each year from 1979 through 2012.

The Independent Directors considered the management fee and the total expense ratio for Davis New York Venture Fund’s Class A shares. Both were reasonable and below the median ratios of its peer group as determined by Lipper.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis New York Venture Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis New York Venture Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company.	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Co., N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	6

Schedule of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Federal Income Tax Information	18

Financial Highlights	19

Report of Independent Registered Public Accounting Firm	20

Director Approval of Advisory Agreements	21

Privacy Notice and Householding	23

Directors and Officers	24

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Research Fund’s Class A shares delivered a total return on net asset value of 26.36% for the year ended July 31, 2013. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 25.00%. The sectors1 within the Index that turned in the strongest performance over the year were Financials, Consumer Discretionary, and Health Care. The sectors that turned in the weakest (but still positive) performance over the year were Telecommunication Services, Utilities, and Information Technology.

The Fund’s Absolute Performance

Financial companies were the most important contributor2 to the Fund’s absolute performance over the year. Goldman Sachs Group3 and JPMorgan Chase were among the most important contributors to performance. Brookfield Property Partners was among the most important detractors from performance.

Information Technology companies were the second most important contributor to the Fund’s absolute performance. Texas Instruments and MasterCard were among the most important contributors to performance. Apple, Intel, and Motorola Solutions were among the most important detractors from performance. The Fund no longer owns Motorola Solutions.

Industrial companies were the third most important contributor to the Fund’s absolute performance. PACCAR was among the most important contributors to performance. The Fund no longer owns PACCAR.

Material companies also made important contributions to the Fund’s absolute performance. Air Products and Chemicals and Ecolab were among the most important contributors to performance. Potash Corp. of Saskatchewan was among the most important detractors from performance. The Fund no longer owns Potash Corp. of Saskatchewan.

Other important contributors to the Fund’s performance included Tiffany, UnitedHealth Group, and CVS Caremark. Other important detractors from the Fund’s performance included Diagnosticos da America, Li & Fung, and Coca-Cola. The Fund no longer owns Li & Fung or Coca-Cola.

The Fund had approximately 21% of its net assets invested in foreign companies at July 31, 2013. As a whole, those companies under-performed the domestic companies held by the Fund.

The Fund’s Relative Performance

Information Technology companies were the most important contributor to the Fund’s performance relative to the Index over the year. The Fund’s Information Technology companies out-performed the corresponding sector within the Index, but the Fund’s relative performance was reduced by having a higher average weighting than the Index in this weaker performing sector.

Industrial companies were the second most important contributor to the Fund’s relative performance. The Fund’s Industrial companies out-performed the corresponding sector within the Index and the Fund’s relative performance benefited from having a higher average weighting.

Financial companies were the most important detractor from the Fund’s relative performance. The Fund’s Financial companies under-performed the corresponding sector within the Index, but the Fund’s relative performance benefited from having a higher average weighting in this stronger performing sector.

Consumer Discretionary companies were the second most important detractor from the Fund’s relative performance. The Fund’s Consumer Discretionary companies under-performed the corresponding sector within the Index and the Fund’s relative performance was also reduced by having a lower average weighting in this stronger performing sector.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Research Fund’s principal risks are: stock market risk, manager risk, common stock risk, under $10 billion market capitalization risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, focused portfolio fund risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

1      The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the
Standard & Poor’s 500® Index for an investment made on July 31, 2003

Average Annual Total Return for periods ended July 31, 2013

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	26.36%	6.35%	7.33%	6.22%	0.71%	0.71%
Class A - with sales charge	20.36%	5.32%	6.80%	5.78%	0.71%	0.71%
S&P 500® Index	25.00%	8.26%	7.64%	6.12%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

RESEARCH FUND	Fund Overview
July 31, 2013

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/13 Net Assets)		(% of 07/31/13 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	70.52%	Information Technology	22.10%	17.67%
Common Stock (Foreign)	19.48%	Insurance	11.60%	4.38%
Corporate Bonds (Foreign)	1.07%	Health Care	10.31%	12.98%
Short-Term Investments	2.09%	Materials	9.52%	3.32%
Other Assets & Liabilities	6.84%	Food, Beverage & Tobacco	7.99%	5.65%
	100.00%	Capital Goods	6.94%	7.87%
		Diversified Financials	5.58%	7.26%
		Commercial & Professional Services	3.66%	0.67%
		Energy	3.48%	10.55%
		Household & Personal Products	3.10%	2.32%
		Consumer Services	3.08%	1.84%
		Banks	2.91%	3.03%
		Media	2.91%	3.69%
		Retailing	2.73%	4.45%
		Food & Staples Retailing	2.06%	2.43%
		Other	2.03%	11.89%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/13 Net Assets)

Loews Corp.	Multi-line Insurance	3.33%
Unilever N.V., NY Shares	Food, Beverage & Tobacco	3.29%
SAP AG, ADR	Software & Services	3.12%
MasterCard, Inc., Class A	Software & Services	2.96%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	2.87%
Colgate-Palmolive Co.	Household & Personal Products	2.82%
Las Vegas Sands Corp.	Consumer Services	2.80%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.79%
Oracle Corp.	Software & Services	2.67%
Liberty Global PLC, Series C	Media	2.65%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2013

New Positions Added (08/01/12-07/31/13)
(Highlighted positions are those greater than 2.00% of the Fund’s 07/31/13 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/13 Net Assets
Altera Corp.	Semiconductors & Semiconductor
	Equipment	01/25/13	0.89%
Applied Materials, Inc.	Semiconductors & Semiconductor
	Equipment	01/25/13	1.02%
CBS Corp., Class B	Media	01/17/13	–
Diagnosticos da America S.A.	Health Care Equipment & Services	04/03/13	0.68%
Ecolab Inc.	Materials	08/02/12	1.19%
Experian PLC	Commercial & Professional Services	06/21/13	1.32%
Franklin Resources, Inc.	Capital Markets	06/27/13	0.26%
Las Vegas Sands Corp.	Consumer Services	05/01/13	2.80%
Level 3 Communications, Inc.	Telecommunication Services	09/26/12	0.85%
Liberty Global PLC, Series C	Media	06/03/13	2.65%
Motorola Solutions, Inc.	Technology Hardware & Equipment	01/25/13	–
Textron Inc.	Capital Goods	07/03/13	0.51%
UnitedHealth Group Inc.	Health Care Equipment & Services	01/17/13	2.79%

Positions Closed (08/01/12-07/31/13)
(Gains greater than $130,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
3M Co.	Capital Goods	07/03/13	$24,560
Advanced Energy Industries, Inc.	Semiconductors & Semiconductor
	Equipment	08/13/12	11,654
Automatic Data Processing, Inc.	Software & Services	01/17/13	84,974
Bed Bath & Beyond Inc.	Retailing	03/18/13	120,622
BP PLC, ADR	Energy	08/02/12	(14,311)
CareFusion Corp.	Health Care Equipment & Services	04/11/13	117,506
CBS Corp., Class B	Media	07/31/13	132,114
Charles Schwab Corp.	Capital Markets	01/09/13	46,845
Coca-Cola Co.	Food, Beverage & Tobacco	03/18/13	174,391
Costco Wholesale Corp.	Food & Staples Retailing	03/18/13	645,810
Cummins Inc.	Capital Goods	07/31/13	67,921
Diageo PLC, ADR	Food, Beverage & Tobacco	07/31/13	166,308
Li & Fung Ltd.	Retailing	08/10/12	4,026
Motorola Solutions, Inc.	Technology Hardware & Equipment	05/23/13	(4,398)
Nielsen Holdings N.V.	Commercial & Professional Services	06/03/13	202,048
Nokia Oyj, ADR	Technology Hardware & Equipment	01/25/13	(31,095)
PACCAR Inc.	Capital Goods	03/18/13	146,423
PNC Financial Services Group, Inc.	Commercial Banks	01/17/13	49,617
Potash Corp. of Saskatchewan Inc.	Materials	06/21/13	(10,019)
TJX Cos., Inc.	Retailing	03/18/13	388,051
Visa Inc., Class A	Diversified Financial Services	01/09/13	87,305
Wells Fargo & Co.	Commercial Banks	03/18/13	251,575
Wells Fargo & Co., strike price $34.01,
expires 10/28/18, Stock Warrants	Commercial Banks	03/18/13	69,598
Wynn Resorts Ltd.	Consumer Services	07/31/13	83,145

5

DAVIS RESEARCH FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2013.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (02/01/13)	Ending Account Value (07/31/13)	Expenses Paid During Period* (02/01/13-07/31/13)

Class A
Actual	$1,000.00	$1,117.81	$3.78
Hypothetical	$1,000.00	$1,021.22	$3.61

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class's annualized operating expense ratio (0.72%)**, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2013

	Shares	Value (Note 1)
COMMON STOCK – (90.00%)
CONSUMER DISCRETIONARY – (7.94%)
Consumer Services – (2.80%)
Las Vegas Sands Corp.	20,140	$1,119,180
Media – (2.65%)
Liberty Global PLC, Series C *	13,700	1,057,366
Retailing – (2.49%)
Tiffany & Co.	12,495	993,477
	Total Consumer Discretionary	3,170,023
CONSUMER STAPLES – (11.98%)
Food & Staples Retailing – (1.88%)
CVS Caremark Corp.	12,200	750,178
Food, Beverage & Tobacco – (7.28%)
Nestle S.A. (Switzerland)	10,945	741,533
Philip Morris International Inc.	9,530	849,885
Unilever N.V., NY Shares (Netherlands)	32,845	1,314,128
		2,905,546
Household & Personal Products – (2.82%)
Colgate-Palmolive Co.	18,810	1,126,155
	Total Consumer Staples	4,781,879
ENERGY – (3.17%)
Schlumberger Ltd.	6,708	545,562
Spectra Energy Corp.	11,750	422,882
Transocean Ltd. (Switzerland)	6,255	294,986
	Total Energy	1,263,430
FINANCIALS – (18.32%)
Banks – (2.65%)
Commercial Banks – (2.65%)
Toronto-Dominion Bank (Canada)	3,195	268,955
U.S. Bancorp	21,130	788,572
		1,057,527
Diversified Financials – (5.08%)
Capital Markets – (3.38%)
Bank of New York Mellon Corp.	20,300	638,435
Brookfield Asset Management Inc., Class A (Canada)	8,000	295,760
Franklin Resources, Inc.	2,160	105,581
Goldman Sachs Group, Inc.	1,890	310,016
		1,349,792
Diversified Financial Services – (1.70%)
CME Group Inc.	1,875	138,741
JPMorgan Chase & Co.	9,680	539,466
		678,207
		2,027,999
Insurance – (10.57%)
Multi-line Insurance – (4.41%)
Fairfax Financial Holdings Ltd. (Canada)	1,085	431,591
Loews Corp.	29,200	1,330,060
		1,761,651
Property & Casualty Insurance – (4.15%)
ACE Ltd.	4,000	365,520

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2013

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
Property & Casualty Insurance – (Continued)
Berkshire Hathaway Inc., Class A *	4	$695,600
Berkshire Hathaway Inc., Class B *	1,610	186,551
Progressive Corp.	7,350	191,173
W. R. Berkley Corp.	5,080	215,240
		1,654,084
Reinsurance – (2.01%)
Everest Re Group, Ltd.	6,000	801,180
		4,216,915
Real Estate – (0.02%)
Brookfield Property Partners L.P.	459	9,552
	Total Financials	7,311,993
HEALTH CARE – (9.38%)
Health Care Equipment & Services – (8.49%)
Baxter International Inc.	5,495	401,355
Becton, Dickinson and Co.	4,600	477,112
Diagnosticos da America S.A. (Brazil)	51,900	271,859
Laboratory Corp. of America Holdings *	4,665	451,292
UnitedHealth Group Inc.	15,270	1,112,419
WellPoint, Inc.	7,880	674,213
		3,388,250
Pharmaceuticals, Biotechnology & Life Sciences – (0.89%)
Agilent Technologies, Inc.	8,000	357,840
	Total Health Care	3,746,090
INDUSTRIALS – (10.63%)
Capital Goods – (6.33%)
Brenntag AG (Germany)	4,680	768,916
Lockheed Martin Corp.	3,550	426,426
Schindler Holding AG - Participation Certificate (Switzerland)	4,715	675,063
Schneider Electric S.A. (France)	5,655	449,958
Textron Inc.	7,450	203,981
		2,524,344
Commercial & Professional Services – (3.33%)
Experian PLC (United Kingdom)	28,070	526,510
Republic Services, Inc.	23,720	804,345
		1,330,855
Transportation – (0.97%)
C.H. Robinson Worldwide, Inc.	6,510	388,094
	Total Industrials	4,243,293
INFORMATION TECHNOLOGY – (20.13%)
Semiconductors & Semiconductor Equipment – (6.31%)
Altera Corp.	10,000	355,650
Applied Materials, Inc.	25,000	407,875
First Solar, Inc. *	4,030	198,336
Intel Corp.	17,640	411,100
Texas Instruments Inc.	29,180	1,144,440
		2,517,401

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2013

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (11.42%)
International Business Machines Corp.	1,520	$296,461
MasterCard, Inc., Class A	1,935	1,181,530
Microsoft Corp.	24,320	774,227
Oracle Corp.	32,900	1,064,480
SAP AG, ADR (Germany)	17,070	1,244,232
		4,560,930
Technology Hardware & Equipment – (2.40%)
Apple Inc.	470	212,713
Hewlett-Packard Co.	28,990	744,463
		957,176
	Total Information Technology	8,035,507
MATERIALS – (7.60%)
Air Products and Chemicals, Inc.	7,625	828,380
Cemex S.A.B. de C.V., ADR (Mexico)*	42,565	489,923
Ecolab Inc.	5,145	474,061
Praxair, Inc.	3,705	445,230
Sherwin-Williams Co.	4,560	794,215
	Total Materials	3,031,809
TELECOMMUNICATION SERVICES – (0.85%)
Level 3 Communications, Inc. *	15,400	339,570
	Total Telecommunication Services	339,570
TOTAL COMMON STOCK – (Identified cost $28,465,243)		35,923,594
CORPORATE BONDS – (1.07%)
MATERIALS – (1.07%)
Cemex Finance LLC, Sr. Bond, 9.50%, 12/14/16 (Mexico)	$400,000	428,000
TOTAL CORPORATE BONDS – (Identified cost $405,757)		428,000
SHORT-TERM INVESTMENTS – (2.09%)
Goldman, Sachs & Co. Joint Repurchase Agreement, 0.08%, 08/01/13, dated 07/31/13, repurchase value of $77,000 (collateralized by: U.S. Government agency obligation in a pooled cash account, 0.625%, 09/30/17, total market value $78,540)	77,000	77,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 08/01/13, dated 07/31/13, repurchase value of $755,002 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.50%, 08/02/13-08/31/16, total market value $770,100)	755,000	755,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $832,000)		832,000

9

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2013

	Total Investments – (93.16%) – (Identified cost $29,703,000) – (a)	$37,183,594
	Other Assets Less Liabilities – (6.84%)	2,730,257
	Net Assets – (100.00%)	$39,913,851

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $29,706,880. At July 31, 2013 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$7,764,820
	Unrealized depreciation	(288,106)
	Net unrealized appreciation	$7,476,714

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2013

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$37,183,594
Cash	3,656
Receivables:
Dividends and interest	75,652
Investment securities sold	2,702,641
Prepaid expenses	107
Total assets	39,965,650
LIABILITIES:
Accrued audit fees	18,840
Accrued custodian fees	4,150
Accrued investment advisory fee	20,041
Other accrued expenses	8,768
Total liabilities	51,799

NET ASSETS	$39,913,851

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$129,875
Additional paid-in capital	40,928,191
Undistributed net investment income	282,231
Accumulated net realized losses from investments	(8,906,616)
Net unrealized appreciation on investments and foreign currency transactions	7,480,170
Net Assets	$39,913,851

CLASS A SHARES:
Net assets	$39,913,851
Shares outstanding	2,597,505
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$15.37
Maximum offering price per share (100/95.25 of $15.37)†	$16.14

*Including:
Cost of Investments	$29,703,000

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2013

INVESTMENT INCOME:
Income:
Dividends*		$791,370
Interest		34,178
Total income		825,548

Expenses:
Investment advisory fees (Note 3)	$195,550
Custodian fees	19,509
Transfer agent fees	977
Audit fees	18,840
Legal fees	109
Accounting fees (Note 3)	2,004
Reports to shareholders	3,468
Directors’ fees and expenses	3,670
Registration and filing fees	1,000
Miscellaneous	8,271
Total expenses		253,398
Expenses paid indirectly (Note 4)		(1)
Net expenses		253,397
Net investment income		572,151

REALIZED & UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		4,569,188
Foreign currency transactions		122
Net realized gain		4,569,310
Net increase in unrealized appreciation		3,187,814
Net realized and unrealized gain on investments and foreign currency transactions		7,757,124
Net increase in net assets resulting from operations		$8,329,275

*Net of foreign taxes withheld as follows		$24,805

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2013	2012

OPERATIONS:
Net investment income	$572,151	$435,711
Net realized gain from investments and foreign currency transactions	4,569,310	1,103,362
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	3,187,814	(630,572)
Net increase in net assets resulting from operations	8,329,275	908,501

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(570,462)	(254,034)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 5)	519,615	200,407
Total increase in net assets	8,278,428	854,874

NET ASSETS:
Beginning of year	31,635,423	30,780,549
End of year*	$39,913,851	$31,635,423

*Including undistributed net investment income of	$282,231	$280,420

See Notes to Financial Statements

13

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Prior to January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Fund’s Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Fund’s Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$3,170,023	$–	$–	$3,170,023
Consumer staples	4,781,879	–	–	4,781,879
Energy	1,263,430	–	–	1,263,430
Financials	7,311,993	–	–	7,311,993
Health care	3,746,090	–	–	3,746,090
Industrials	4,243,293	–	–	4,243,293
Information technology	8,035,507	–	–	8,035,507
Materials	3,031,809	–	–	3,031,809
Telecommunication services	339,570	–	–	339,570
Corporate debt securities	–	428,000	–	428,000
Short-term securities	–	832,000	–	832,000
Total Investments	$35,923,594	$1,260,000	$–	$37,183,594

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2013.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2013, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2010.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At July 31, 2013, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
07/31/2018	$8,486,000
07/31/2019	417,000
$8,903,000

Utilized
During the year ended July 31, 2013	$4,565,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2013, amounts have been reclassified to reflect an increase in undistributed net investment income and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions of $122. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2013 and 2012 was as follows:

	2013	2012
Ordinary income	$570,462	$254,034

As of July 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$282,620
Accumulated net realized losses from investments and
foreign currency transactions	(8,902,736)
Net unrealized appreciation on investments	7,476,290
Total	$(1,143,826)

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2013 were $15,505,924 and $18,043,396, respectively.

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The fixed annual rate is 0.55% of the average net assets.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2013 amounted to $172. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2013 amounted to $2,004.

Distribution Plan Fee - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2013.

Sales Charges - Front-end sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment, as applicable.

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2013.

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2013

NOTE 4 - EXPENSES PAID INDIRECTLY

Until January 1, 2013, under an agreement with State Street Bank, custodian fees were reduced for earnings on cash balances maintained at the custodian by the Fund. Effective January 1, 2013, State Street Bank suspended the payments of balance credits, thus eliminating the reduction from custodian fees. Such reductions amounted to $1 during the year ended July 31, 2013.

NOTE 5 - CAPITAL STOCK

At July 31, 2013, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2013		July 31, 2012
	Shares	Amount	Shares	Amount
Shares sold	609	$8,230	556	$6,577
Shares issued in reinvestment of distributions	43,217	569,168	21,944	253,454
	43,826	577,398	22,500	260,031
Shares redeemed	(4,231)	(57,783)	(4,635)	(59,624)
Net increase	39,595	$519,615	17,865	$200,407

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2013.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

In early 2014, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2013. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2013 with their 2013 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2013, $570,462 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $551,432 or 97% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2013, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $570,462 or 100% as qualified dividend income.

18

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.37	$12.12	$10.55	$9.65	$11.89

Income (Loss) from Investment Operations:
Net Investment Income	0.22	0.17	0.13	0.04	0.09
Net Realized and Unrealized Gains (Losses)	3.00	0.18	1.57	0.89	(2.24)
Total from Investment Operations	3.22	0.35	1.70	0.93	(2.15)

Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.10)	(0.13)	(0.03)	(0.09)
Total Dividends and Distributions	(0.22)	(0.10)	(0.13)	(0.03)	(0.09)
Net Asset Value, End of Period	$15.37	$12.37	$12.12	$10.55	$9.65

Total Returna	26.36%	2.95%	16.16%	9.58%	(17.86)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,914	$31,635	$30,781	$26,678	$24,380
Ratio of Expenses to Average Net Assets:
Gross	0.71%	0.78%	0.82%	0.87%	0.97%
Netb	0.71%	0.78%	0.82%	0.87%	0.97%
Ratio of Net Investment Income to Average Net Assets	1.61%	1.43%	1.09%	0.35%	1.14%
Portfolio Turnover Ratec	45%	28%	30%	55%	29%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

19

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), including the schedule of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 20, 2013

20

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance prior to a separate contract review meeting held in March 2013 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over the longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the fixed management fee for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increase, and whether the fixed fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.

The Independent Directors noted that Davis Research Fund’s Class A shares under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, five-, and ten-year time periods ended February 28, 2013. The Lipper Report (prepared by an independent service provider) indicated that the Fund under-performed the Lipper Performance Universe and Lipper Category Index over the one-, two-, three-, and five-year time periods and out-performed over the four- and ten-year time periods, all ended December 31, 2012. The Fund out-performed both the Standard & Poor’s 500® Index and its peer group in 3 of the 7 rolling five-year time frames ended December 31 for each year from 2006 through 2012. The Fund out-performed the Standard & Poor’s 500® Index in 1 of the 2 rolling ten-year time frames and its peer group in both of the rolling ten-year time frames ended December 31 for 2011 and 2012.

The Independent Directors considered the management fee and total expense ratio for Davis Research Fund’s Class A shares. The management fee was reasonable and equal to the median of its peer group as determined by Lipper. The expense ratio was reasonable and below the median ratio of its peer group.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders with a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

22

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

23

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company.	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago (public transportation system).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corp. (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering) until 2008.	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010.	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Co., N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

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DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

25

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2013 and July 31, 2012 were $115,440 and $111,840, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2013 and July 31, 2012 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2013 and July 31, 2012 were $18,658 and $16,162, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2013 and July 31, 2012 were $4,186 and $35,913, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

(f)   Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2013 and July 31, 2012.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 4, 2013

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  October 4, 2013